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                                                                    EXHIBIT 23.1



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 333-19695, 333-62761, 333-45759) and Forms S-8 (Nos. 33-61704,
33-61708, 33-68046), of our report dated February 5, 1999 with respect to the financial statements of Protein Polymer Technologies, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1998.



                                                               ERNST & YOUNG LLP



San Diego, California
March 2, 1999